UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2020

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

13319 Midlothian Turnpike Midlothian, Virginia (Address of Principal Executive Offices)	23113 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 897-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $4.00 per share	VBFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Village Bank and Trust Financial Corp. (the “Company”) held its 2020 Annual Meeting of Shareholders on May 19, 2020 (the “Annual Meeting”).  A quorum of shares was present or represented by proxy at the Annual Meeting. At the Annual Meeting, the shareholders of the Company elected three directors to serve for three-year terms; approved in an advisory vote the Company’s executive compensation; approved an amendment to the Village Bank and Trust Financial Corp. 2015 Stock Incentive Plan and ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2020. The voting results for each proposal were as follows:

Proposal 1

To elect three directors for a term of three years each:

			Broker
	For	Withheld	Non-Vote
Raymond T. Avery, III	1,003,069	78,154	169,279
William G. Foster	1,003,300	77,923	169,279
Charles E. Walton	1,003,166	78,057	169,279

Proposal 2

To approve, in an advisory (non-binding) vote, the executive compensation disclosed in the Proxy Statement:

				Broker
	For	Against	Abstain	Non-Vote
Executive Compensation	983,021	19,794	78,408	169,279

Proposal 3

To approve, an amendment to the Village Bank and Trust Financial Corp. 2015 Incentive Plan to increase the number of shares of common stock reserved for issuance under the Plan from 60,000 to 120,000:

				Broker
	For	Against	Abstain	Non-Vote
Amendment to 2015 Stock Plan	955,161	124,695	1,367	169,279

Proposal 4

To ratify the appointment of Yount, Hyde, & Barbour, P.C., as the Company’s independent registered public accounting firm for 2020:

	For	Against	Abstain
Ratification of Auditors	1,249,803	140	559

Item 8.01 Other Events.

On May 19, 2020, members of management of the Company made a presentation at the Annual Meeting. A copy of the presentation is attached to this report as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Presentation of the Company delivered at the 2020 Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: May 19, 2020	By:	/s/ Donald M. Kaloski, Jr.
Donald M. Kaloski, Jr.
Executive Vice President and CFO